Exhibit 99.1

Investor Contact:

Erica Abrams, The Blueshirt Group for Borland

415-217-5864

erica@blueshirtgroup.com

Company Contact:

Aaron Feigin

408-863-2409

afeigin@borland.com

Borland Reports Solid Financial Results for Second Quarter of 2006

Company Expects to File Form 10-Q within Five-Day Extension Period

CUPERTINO, Calif., — August 9, 2006 — Borland Software Corporation (NASDAQ: BORL), today reported results for the second quarter ended June 30, 2006, which are above preliminary results as announced on July 5, 2006.

For the second quarter, Borland reported revenue of $77.0 million, GAAP net loss of $19.0 million, or ($0.25) per share, and non-GAAP net loss of $4.2 million, or ($0.05) per share.

GAAP net loss for the second quarter includes $4.8 million related to the write-off of acquired in-process research and development, $3.6 million in severance and restructuring costs, $3.1 million in stock based compensation expense, including amounts related to the implementation of FAS 123(R), $2.4 million in acquisition-related expenses, $1.8 million related to amortization expenses for purchased intangible assets, and $890,000 related to a favorable tax benefit.

“Given the substantial transition of our business, I’m pleased with how well we are managing through this process,” commented Tod Nielsen, President and CEO of Borland. “We’ve fully integrated the Segue acquisition, are making good progress on our enterprise solutions selling and continue to see strong market opportunity for our ALM value proposition. In addition, the planned divestiture of our IDE business is progressing well.”

The Company also announced today that it has invoked the permitted five-day extension for completing and filing its Form 10-Q for the quarter ended June 30, 2006 (“Form 10-Q”). Because of two significant events during the quarter, the Company’s acquisition of Segue Software, Inc. and the worldwide restructuring that the Company announced in May 2006, the Company required additional time to complete its review of the financial statements. As a result, the Company needs additional time to complete its customary review procedures for the Form 10-Q. The Company expects to file the Form 10-Q within the five-day period permitted by Rule 12b-25 of the Securities Exchange Act of 1934.

Conference Call

Borland will conduct a conference call today, Wednesday, August 9, 2006 to discuss its financial results for the second quarter ended June 30, 2006 at 2:00 p.m. Pacific Time. To access the live

Webcast, please visit the Investor Relations section of Borland’s website. To participate by telephone, please dial 800-218-0713. A replay will also be available approximately two hours after the conference call ends, and will be available through November 10, 2006. The replay number is 800-405-2236 or 303-590-3000 with passcode 11065138. The archived Webcast will also be available on our website at http://phx.corporate-ir.net/phoenix.zhtml?c=112793&p=irol-EventDetails&EventId=1348152 or the Investor Relations section of the corporate website.

About Borland

Founded in 1983, Borland Software Corporation (NASDAQ: BORL) is the global leader in Software Delivery Optimization. The company provides the software and services that align the people, processes and technology required to maximize the business value of software. To learn more about delivering quality software, on time and within budget, visit: www.borland.com.

Borland and all other Borland brand and product names are trademarks or registered trademarks of Borland Software Corporation in the United States and other countries. All other marks are the property of their respective owners.

Safe Harbor Statement

This release contains “forward-looking statements” as defined under the Federal Securities Laws, including the Private Securities Litigation Reform Act of 1995 and is subject to the safe harbors created by such laws. All statements that are not historical are forward-looking. Such forward-looking statements include statements regarding; the timing and filing of the Company’s Form 10-Q for the second quarter ended June 30, 2006; Borland’s strategic focus, near-term and long-term outlook; benefits and synergies of the acquisition of Segue Software; and the progress of the divestiture of the IDE product line; and the market opportunity for Borland’s ALM solutions. Actual results could differ materially from those contained in the forward-looking statements and are based on current expectations that involve a number of risks and uncertainties, including, but not limited to, the preparation of the quarterly financial statements; the results of our proposed sale of the IDE product lines; diversion of management attention from other business concerns due to the organizational realignment, proposed IDE divestiture and integration of Segue Software; undisclosed or unanticipated liabilities and risks resulting from the proposed IDE divestiture and organizational realignment; our ability to retain key personnel and hire new leaders to support our business transition; our ability to sell multi-product solutions for the application development lifecycle; market acceptance and adoption of our products and services including our enterprise software development solutions; and general industry trends, general economic factors and capital market conditions. These and other risks may be detailed from time to time in Borland’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to its latest Annual Report on Form 10-K, and its latest quarterly report on Form 10-Q, copies of which may be obtained from http://www.sec.gov. Borland is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise. Information contained in our website is not incorporated by reference in, or made part of this press release.

Non-GAAP Financial Measures

The attached press release includes measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share. For its internal budgeting and resource allocations process and comparison of its operations with prior periods and competitors, Borland’s management uses financial information that does not include: (a) severance and restructuring charges, (b) the stock-based compensation impact of SFAS 123R, (c) amortization of intangible and other assets, (d) acquisition-related expenses, (e) acquired in-process research and development expense, (f) gains and losses on sales of investments and the related tax effects, and (g) income tax (benefit) provisions.

Borland refers to these non-GAAP financial measures in assessing the performance of Borland’s Ongoing Operations (as defined below) and for planning and forecasting in future periods. These non-GAAP financial measures also facilitate our internal comparisons to Borland’s historical operating results. We have historically reported similar non-GAAP financial measures and believe that the inclusion of comparative results provides consistency in our financial reporting that benefits investors. We compute non-GAAP financial measures using consistent methods from quarter to quarter and year to year.

Borland recognizes that these non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Borland believes that non-GAAP measures have substantial limitations in that they do not reflect all of the amounts associated with Borland’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Borland’s results of operations in conjunction with the corresponding GAAP measures.

In presenting its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share, Borland excludes the following items:

A. Severance and restructuring charges. Borland has incurred restructuring charges eliminating certain duplicative activities, focusing Borland’s resources on future growth opportunities and reducing Borland’s cost structure. In connection with its restructuring, Borland has recognized costs related to termination benefits for former Borland employees whose positions were eliminated and for the closure of Borland facilities. Borland excludes these items because these expenses are not reflective of the results of its activities facilitating its ongoing ability to develop, sell and market its products (“Ongoing Operations”) and Borland believes excluding these items from its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share facilitates comparisons with prior and subsequent reporting periods as well as comparisons to the operating results of competitors in Borland’s industry. Expenses related to severance and restructuring have, in some cases, had a significant cash impact and effect on Borland’s results of operations, including its net income (loss) as measured in accordance with GAAP.

B. Stock compensation impact of SFAS 123R. These expenses consist of expenses for employee stock options and employee stock purchases under SFAS 123(R). Prior to the adoption of SFAS 123(R) in fiscal 2006, Borland did not include expenses related to employee stock options and employee stock purchases directly in its financial statements, but elected, as permitted by SFAS 123, to disclose such expenses in the footnotes to its financial statements. As Borland applies SFAS 123(R), Borland believes that it is useful to investors to understand the impact of the application of SFAS 123(R) to

Borland’s operational performance in comparison to prior periods in which such expense was not included directly in its financial statements. In addition, while stock-based compensation expense calculated in accordance with SFAS 123(R) constitutes an ongoing and recurring expense, such expense is excluded from its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share because it is not an expense that typically requires or will require cash settlement by Borland and consequently is not used by management to assess the core profitability of Borland’s Ongoing Operations. Borland believe it is useful to investors to understand the impact of the application of SFAS 123(R) to Borland’s liquidity and its ability to invest in research and development and fund acquisitions and capital expenditures. Borland further believes its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share excluding this item are useful to investors in that excluding this item facilitates comparisons to the operating results of competitors in Borland’s industry that may have different patterns of activity associated with equity compensation.

C. Amortization of purchased intangibles. In connection with its acquisitions, Borland has incurred amortization of purchased intangible assets. These purchased intangibles include: developed technology, customer lists and relationships, maintenance agreements, trade names, trademarks and service marks and non-compete agreements. For accounting purposes, Borland amortizes the fair value of the purchased intangibles based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated. Although, these intangible assets generate revenue for Borland, Borland excludes the associated amortization expense because it is non-cash in nature and because Borland believes its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share excluding this item provide meaningful supplemental information regarding Borland’s operational performance, liquidity and Borland’s ability to invest in research and development and fund acquisitions and capital expenditures. In addition, excluding this item facilitates comparisons to Borland’s historical operating results and comparisons to the operating results of competitors in Borland’s industry which may have different acquisition histories.

D. Acquisition related expenses. Borland has incurred significant acquisition-related expenses in connection with its prior acquisitions. Borland has also acquired in-process research and development that had not yet reached technological feasibility and had no alternative future use. Accordingly, these amounts were charged to operating expense upon consummation of the respective acquisitions. Borland excludes these items from its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share because these expenses are not reflective of Ongoing Operations in the current period and have no direct correlation to the operation of Borland’s business either historically or on a future basis, as these are one-time charges. In addition, excluding this item facilitates comparisons to Borland’s historical and future operating results and comparisons to the operating results of competitors in Borland’s industry which may have different acquisition histories. Expenses related to acquisitions have, in some cases, had a significant cash impact and effect on Borland’s results of operations, including its net income (loss) as measured in accordance with GAAP.

E. Acquired in-process research and development expense. Borland has incurred in-process research and development expenses when technological feasibility for acquired technology has not been established and no future alternative use for such technology exists. These amounts arise from

Borland’s prior acquisitions and have no direct correlation to Borland’s Ongoing Operations. In addition, excluding this item from Borland’s measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share facilitates comparisons to Borland’s historical and subsequent operating results and comparisons to the operating results of competitors in Borland’s industry which may have different acquisition histories.

F. Investment gains and losses and the related tax effects. Borland incurs investment gains and losses on the sale and exchange of equity securities that it may beneficially own from time to time. Borland does not actively trade securities nor does Borland rely on these securities positions for funding its Ongoing Operations. Borland excludes gains and losses on these equity securities and the related tax effects from its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share because these items are unrelated to Borland’s Ongoing Operations and because the exclusion of this item facilitates comparisons to Borland’s historical and subsequent operating results and comparisons to the operating results of competitors in Borland’s industry which may have different patterns of investment tangential to their non-core businesses.

G. Income tax (benefit) provisions. Borland has released a tax contingency reserve related to the closure of a foreign tax audit. Periodically, Borland also incurs tax charges and/or benefits for GAAP purposes relating to non-GAAP items. Borland excludes these items from its measure of non-GAAP net income (loss) and non-GAAP net income (loss) per share because these items are not reflective of Ongoing Operations in the current period. In addition, excluding this item from Borland’s measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share facilitates comparisons to Borland’s historical and subsequent operating results and comparisons to the operating results of competitors in Borland’s industry which may have different tax situations and a different combination of foreign and domestic operations.

Borland believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with Borland’s financial results as determined in accordance with GAAP and that these measures should only be used to evaluate Borland’s financial results in conjunction with the corresponding GAAP measures. Because of these limitations, Borland qualifies the use of non-GAAP financial information in a statement when non-GAAP information is presented. In addition, the exclusion of the charges and expenses indicated above from the non-GAAP financial measures presented does not indicate an expectation by Borland management that similar charges and expenses will not be incurred in subsequent periods.

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TABLES TO FOLLOW

BORLAND SOFTWARE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, unaudited)

	June 30, 2006	December 31, 2005
ASSETS
Cash and cash equivalents and short-term investments	$65,363	$175,078
Accounts receivable, net	54,876	54,405
Property and equipment, net	9,618	17,837
Building held for sale	8,905	—
Goodwill and acquired intangibles, net	297,879	191,237
Other assets	24,539	25,973

Total assets	$461,180	$464,530

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deferred revenues	$66,520	$57,179
Other current liabilities	89,223	81,606
Other long-term liabilities	12,200	13,805

Total liabilities	167,943	152,590
Stockholders’ equity	293,237	311,940

Total liabilities and stockholders’ equity	$461,180	$464,530

BORLAND SOFTWARE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
License and other revenues	$41,428	$38,159	$80,823	$81,723
Service revenues	35,522	28,405	65,699	56,165

Total revenues	76,950	66,564	146,522	137,888

Cost of license and other revenues	1,666	1,997	3,897	4,875
Cost of service revenues	14,536	9,684	27,577	19,065
Amortization of acquired intangibles	1,712	2,521	2,237	5,033

Cost of revenues	17,914	14,202	33,711	28,973

Gross profit	59,036	52,362	112,811	108,915

Selling, general and administrative	50,406	40,970	96,610	83,262
Research and development	18,300	14,069	33,705	28,698
Restructuring, amortization of other intangibles, acquisition-related expenses and other charges	9,246	16,524	10,296	17,619

Total operating expenses	77,952	71,563	140,611	129,579

Operating loss	(18,916)	(19,201)	(27,800)	(20,664)
Gain on sale of investment	—	—	—	4,680
Interest and other income (expenses), net	(184)	1,287	1,158	2,507

Loss before income taxes	(19,100)	(17,914)	(26,642)	(13,477)
Income tax (benefit) provision	(51)	(368)	1,346	575

Net loss	$(19,049)	$(17,546)	$(27,988)	$(14,052)

Net loss per share:
Net loss per share—basic	$(0.25)	$(0.23)	$(0.36)	$(0.18)
Net loss per share—diluted	$(0.25)	$(0.23)	$(0.36)	$(0.18)
Shares used in computing basic net loss per share	76,876	77,421	76,746	78,897
Shares used in computing diluted net loss per share	76,876	77,421	76,746	78,897

BORLAND SOFTWARE CORPORATION

GAAP TO NON-GAAP RECONCILIATION

(In thousands, except per share amounts, unaudited)

Statements of Operations Reconciliation

(in thousands, except per share data)	Three Months Ended June 30,
	2006	2005
Net loss on a GAAP basis	$(19,049)	$(17,546)
Stock-based compensation expenses	3,073	—
Severance and restructuring charges	3,625	15,687
Amortization of purchased intangible assets	1,840	3,213
Acquisition-related expenses	2,432	198
Acquired in-process research and development expense	4,800	—
Foreign income tax benefit	(890)	(1,270)
Tax effect of non-GAAP items	—	(1,478)

Net loss on a non-GAAP basis	$(4,169)	$(1,196)

Statements of Operations Reconciliation per Share
Basic and diluted net loss on a GAAP basis	$(0.25)	$(0.23)
Stock-based compensation expenses	0.04	—
Severance and restructuring charges	0.05	0.20
Amortization of purchased intangible assets	0.03	0.05
Acquisition-related expenses	0.03	0.00
Acquired in-process research and development expense	0.06	—
Foreign income tax benefit	(0.01)	(0.02)
Tax effect of non-GAAP items	—	(0.02)

Basic and diluted net loss on a non-GAAP basis	$(0.05)	$(0.02)

Shares used in calculation of basic net income (loss) per share	76,876	77,421
Shares used in calculation of diluted net income (loss) per share	76,876	77,421